

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of June 30, 2015

Investment Strategy

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor

Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]Risks & Important Considerations

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification



10.00%
42.35%
47.65%
Domestic
International
Net Cash [1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Industry Diversification

Information Technology	21.9%
Financials	15.9%
Telecommunications	13.2%
Consumer Staples	10.2%
Energy	9.2%
Consumer Discretionary	7.2%
Health Care	4.6%
Materials	4.5%
Industrials	3.3%
Net Cash[1]	10.0%

Top 10 Holdings

Mastercard, Inc.	4.94%
Teva Pharmaceutical	4.62%
Apple Inc.	4.61%
CF Industries Holdings, Inc.	4.43%
American International Group	4.26%
China Mobile, Ltd.	3.83%
Baidu, Inc.	3.66%
Mobile TeleSystems OJSC	3.37%
Coach, Inc.	3.18%
Bank of America Corp.	3.13%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	32
2014 Portfolio Turnover	29.97%
Net Assets (millions)	$21.77
Total Expense Ratio	1.50%

No sales loads or distribution fees

Average Annual Total Returns [2]



Mundoval Fund
MSCI World Index
1.50%
0.31%
-1.29%
1.43%
14.28%
14.27%
11.98%
13.09%
6.77%
6.37%
6.88%
6.98%
QTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
Since Inception*

Hypothetical Growth of $10,000 since inception [2,3]



$20,551
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $20,550.85 on 6/30/15. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

Portfolio Review:

The Mundoval Fund returned 1.50% in the second quarter versus 0.31% for the MSCI World Index during the same period. Since inception of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 6.88% versus 6.98% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Materials Sector (CF Industries), Energy Sector (Petrobras & Gazprom), Telecommunications sector (MTN Group) and Financial Sector (AIG and Bank of America). Negative factors impacting performance for the Fund during the quarter included the Energy Sector (CNOOC), Financial Sector (Munich RE Group), Consumer Discretionary (Coach) and Industrial Sector (Joy Global). During the quarter shares of America Movil were sold because the investment adviser believed its share price fairly reflected the intrinsic value of the business.

As of June 30, 2015, the Fund maintains its largest allocations to the following sectors: Information Technology (21.9%), Financials (15.9%), Telecommunications (13.2%), Consumer Staples (10.2%), Energy (9.2%) and Consumer Discretionary (7.2%). The geographic diversification of the Fund as of June 30, 2015 is 42.35% Domestic stocks, 47.65% International stocks with 10.0% net cash equivalents. The Fund owns shares of common stock in 31 companies as of June 30, 2015.

Manager Commentary:

According to the Investment Company Institute, mutual fund assets worldwide have increased more than sevenfold since 1993 - from $4 trillion in 1993 to almost $29 trillion in September of 2013. Economic and financial maturity of many developing economies, combined with an increase in per capita incomes, has given rise to a global middle class that is expected to increase from 1.8 billion people in 2009 to approximately 5 billion people by 2030, with most of this growth occurring in Asia. Over the next 50 years, a gradual rise in the share of the population aged 65 and older will create pressure on the public pension systems worldwide to rely on Defined Contribution Retirement Plans and the use of mutual funds to attain long term savings goals. If retirement planning statistics in the United States are any indication for future global trends, it is interesting to note that Defined Contribution Retirement Plans, i.e. 401(k) plans, represent more than 25% of the total retirement market and 10% of U.S. households' aggregate financial assets at year-end 2014.

With this understanding that increased savings rates for retirement are an important component to financial security, the Mundoval Fund is available to investors with a minimum investment of $3,000 for IRA and $10,000 for individual accounts. We are long term owners of businesses, not speculators of common stock share prices, and our methods of operation are based on value. Our management team is invested alongside our shareholders because we believe that it is essential to align our mutual economic interests.

Thank you for your support and continued confidence.

Sincerely yours,
Arthur Q. Johnson, CFA
President

Average Annualized Total Returns as of June 30, 2015

	2Q 2015 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	1.50%	-1.29%	14.28%	11.98%	5.89%	6.77%	6.88%
MSCI World Index	0.31%	1.43%	14.27%	13.09%	5.32%	6.37%	6.98%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com